                               ENSIGN INVESTORS, INC.
                            ENSIGN INVESTORS VALUE FUND
                               Equity Fund Prospectus

                                November 30, 1998


     This prospectus contains information that you should know about Ensign Investors before you decide to invest. You should read this prospectus carefully and retain it for future reference. A Statement of Additional Information (SAI) about the company, has been filed with the Securities and Exchange Commission and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of the SAI call Wells Investment Services Inc. at (801) 253-9647.

   Mutual fund shares are not deposits or obligations of, or guaranteed by any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of principal.

No-Load Mutual Fund

   Ensign Investors Value fund (the Fund) is a "no-load" mutual fund, which means there are no sales charges or commissions. In addition, the Fund has no 12b-1 plan or other deferred sales charges.

   The investment objective of the Fund is to seek long-term capital appreciation through investments in a diversified portfolio of common stocks, preferred stocks, and securities convertible into common stocks believed by the Fund manager to possess superior prospects for appreciation over the long-term. The Fund invests mainly in common stocks of well-known and established companies. Income is a secondary objective which will be considered in conjunction with the primary objective. As such, the Fund's policy is to invest at least 80 percent of the Fund's assets in securities of companies that have a record of paying dividends, have committed to the payment of regular dividends, or otherwise produce income.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 TABLE OF CONTENTS


ABOUT THE FUND:                     Summary                                3
                                    Shareholder Transaction Expenses       4
                                    Performance                            4
                                    Investment Objectives, Policies, and
                                    Risks                                  6
HOW TO INVEST IN ENSIGN
INVESTORS VALUE FUND
                                    Types of Accounts                      8
                                    Purchase of Shares                     8
                                    Retirement Plan Accounts               9
                                    Further Information                    9
                                    Redemption of shares                  10
                                    Changing Your Address of Record       12
                                    Tax-Qualified Retirement Plans        12
                                    Transferring a Retirement Account     12
SHAREHOLDER REPORTS AND
DISTRIBUTIONS
                                    Shareholder Reports                   12
                                    Determination of Net Asset Value      13
                                    Dividends, Capital Gains, and Taxes   13
MANAGEMENT OF THE COMPANY           Charter                               15
                                    Investment Management                 15
                                    Additional Information About the
                                    Fund                                  16
                                    Shareholder Inquiries                 16

ABOUT THE FUND

Summary

The following Summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

The Company: ENSIGN INVESTORS, INC. (Ensign Investors) is an open-end diversified no-load management investment company which means its single series fund, Ensign Investors Value Fund (Fund), pools shareholders' money and invests it toward a specified objective.

The Objective: The Fund seeks long-term capital appreciation through investment in common stocks, preferred stocks, and securities convertible into common stocks. The Fund invests mainly in common stocks of well-known and established companies. As with any mutual fund, there is no guarantee the fund will achieve its objective. Any income which the fund earns is secondary to its objective of capital appreciation. See "Investment Objectives, Policies, and Risks."

Management and Investment Advisor: Wells Investment Services, Inc. (Advisor or Manager) acts as the investment advisor and manager to the Fund and was established in May 1996. See "Management of the Company." In addition, a description of Ensign Investors' management and board of directors is included in the SAI.

Potential Investors: The Fund invests primarily in stock of well-established companies with the potential for high long-term returns. As a result, the Fund's value is subject to fluctuations based on market conditions, interest rates, and other economic, business, and political news. In the short-term these factors can make stock prices fluctuate dramatically. When you sell shares of the Fund they may be worth more or less than what you originally paid for them. Potential investors should consider these matters when deciding to invest in the Fund and should be willing to take a long-term perspective to achieve their investment objectives. The Fund is appropriate for both regular and tax-deferred accounts, such as IRAs. However, there is no assurance that the Fund's objective will be met, or that there will not be a substantial loss in any given investment.

Purchase and Redemption of Shares: If we receive your request in correct form to purchase or redeem shares by 4 p.m. Eastern Time, your transaction will be priced at that day's net asset value (NAV). If we receive it after 4 p.m. it will be priced at the next business day's NAV. See "Purchase of Shares" and "Redemption of Shares."

The NAV for the fund is calculated at 4 p.m. Eastern Time each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. See "Determination of Net Asset Value."

Dividends and Distributions: It is the Fund's intention to distribute substantially all of its net investment income. Dividends from such net investment income are paid at least annually. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Dividends, Capital Gains, and Taxes."

Shareholder Transaction Expenses (5)

Sales Load Imposed on Purchase  None
Sales Load Imposed on
   Reinvestment of Dividends    None
Deferred Sales Load             None
Redemption Fee(1)               None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee(2)               1.00%
12b-1 Fees                      None
Other Expenses, (After Expense
   Reimbursement)(3)            0.50%
Total Fund Operating Expenses(4)1.50%

(1) Each wire redemption is subject to a $10.00 fee by the Custodian.

(2) The Fund pays a management fee based on the average net assets under management (see Expenses on page 7 and Investment Management on page 15).

(3) Other Expenses are based on estimated amounts for the current fiscal year, after expense reimbursements. Prior to reimbursements, Other Expenses are estimated to be 0.75 percent.

(4) The Advisor has voluntarily agreed to limit total expenses to 1.5% of the Fund's average net assets computed on a daily basis. Expenses are factored into the Fund's share price and are not charged directly to shareholder accounts. Prior to reimbursement by the Advisor, the ratio of total expenses to average net assets was 1.53% for 1997.

(5) If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.


Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

   1  Year                     $  16
   3  Years                       49

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the Fund. The example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations. For more complete descriptions of the various costs and expenses, see "Expenses" under the heading Investment Objectives, Policies, and Risks.

Performance

Ensign Investors is an open-end, no-load diversified management investment company, organized as a corporation under the laws of Utah on August 28, 1996, and commenced operation on January 17, 1997. The Fund's financial statements and the report of the auditor, Tanner & Company, are included in the Fund's Annual Report, and are incorporated by reference into and are legally a part of the Fund's SAI. You may contact Ensign Investors for a free copy of the Annual Report or the SAI. Highlights of these statement of the Fund's shares, at any time in the future, may be more or less than the price paid by the investor.

Year ended December 31                                            1997a
Net asset value, beginning of period                                1.00
Income from investment operations
   Net investment income d                                          0.03

                              4

   Net realized and unrealized gain (loss)                             -
   Total from investment operations                                 0.03
Less Distributions
   Dividends from net investment income                             0.02
   Distributions from net realized capital gain                        -
   Total distributions                                              0.02
Net asset value, end of period                                      1.01

Total Return b,c                                                    3.44%

Ratios and Supplemental Data

Net assets,  end of period (in thousands)                           $274
Ratio of expenses to average net assets                             1.53%e
Ratio of expenses to average net assets after expense reductions    1.50%e,f
Ratio of net income to average net assets                           2.77%e
Portfolio turnover rate                                                0
Average commission rate paid g                                   $0.1397

a For the period January 17, 1997 (commencement of operations) to December 31, 1997.

b Total returns for periods of less than one year are not annualized.

c The total return would have been lower had certain expenses not been reduced during the period.

d Net investment income per share was calculated using average shares outstanding during the period.

e Annualized

f Wells Investment Services, Inc. agreed to reimburse a portion of the fund's expenses during the period. The fund's expense ratio would have been higher without this reimbursement.

g For fiscal years beginning on or after September 1, 1995, the fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


Average Annual Total Return
For periods ended December 31, 1997
                                     Life of
                                       Fund*
Ensign Investors Value Fund            3.44%

S & P 500                             26.75%

*The Fund commenced operation on January 17, 1997. S & P 550 performance is for the comparable period.

Example:
The Fund's total return from its inception, January 17, 1997 to December 31, 1997 was 3.44%. If you had invested $10,000 in the fund at inception it would have grown to $10,344 (the total of your investment plus the 3.44%).

Explanation of Terms

The following terms will be used by Ensign Investors Value Fund going forward to report the performance of the Fund.

Total Return - the change in value of an investment in the fund over a given period of time. Total return assumes the reinvestment of any dividends and capital gains distributed to investors.

Average annual total return - represents the change in value of an investment in the Fund over a designated measuring period and reflects the average annual percentage change. The average annual total return evens out the annual performance figures of the fund during the designated period to reflect what would have been the cumulative results of the investment had a constant return been realized during the period. The average annual total return is not the same as the actual year-by-year results, which may investment period.

Cumulative Total Return - reflects the total percentage change in the Fund's value over the designated measuring period.

These measurements of return are based on past results and are not meant to indicate future performance.

Investment Objectives, Policies, and Risks

Investment Objectives identified below may not be changed without prior shareholder approval. The Fund's investment policies and practices used to pursue the Fund's objectives may be changed without shareholder approval.

The investment objective of the Fund is to seek long-term capital appreciation through investments in a diversified portfolio of common stocks, preferred stocks, and securities convertible into common stocks believed by the Fund manager to possess superior prospects for appreciation over the long-term. The Fund invests mainly in common stocks of well-known and established companies. The Advisor will normally invest in companies with a market capitalization of at least $250 million if the company's stock is included in the Dow Jones Industrial Average or the S&P 500 Index. If the company is not included in either index it must have a market capitalization of at least $500 million.

Income is a secondary objective and will be considered in conjunction with the primary objective. As such, the Fund's policy is to invest at least 80 percent of the Fund's assets in securities of companies that have a record of paying dividends, have committed to the payment of regular dividends, or otherwise produce income. The Fund's remaining assets (20 percent) may be invested in any other permissible securities that the Adviser believes will contribute to the fund's stated objective. The Fund pursues growth by investing in companies that, in the opinion of the Advisor, exhibit better-than-average potential for long-term appreciation. Consistent earnings are a critical factor used by management in determining a company's long-term prospects.
In the search for capital appreciation, the Advisor looks for stocks that are attractively priced relative to their anticipated long-term value.

Management intends to remain fully invested in equity and equity equivalent securities, regardless of movements in the general market or fluctuations in specific securities. As a practical matter, the fund's cash and cash equivalents will represent between 0 percent and 10 percent of its assets to facilitate the redemption of shares. However, management has broad powers with respect to investing funds or holding them uninvested. Also, management may invest the Fund's assets in other instruments such as money market instruments, other short-term investments, preferred stocks, and convertible issues, when such a course is deemed appropriate.

The Fund may not:

With respect to 75 percent of its total assets, invest more than 5 percent of total assets (at the time of purchase) in the securities of any one issuer (other than obligations of, or guaranteed by the United States government, its agencies, or instrumentalities).

Invest more than 25 percent of its total assets in any one industry. This policy is subject to change only by shareholder approval.

Purchase more than 10 percent of the outstanding voting securities of any issuer. This policy is subject to change only by shareholder approval.

Invest in securities of companies that have a record of less than three years continuous operation.

Borrow money except as a temporary measure for extraordinary or emergency purposes in order to meet redemption requests and then only in an amount up to 5 percent of the value of its total assets.

Invest in securities of foreign issuers. Securities of foreign issuers which are publicly traded in the United States either directly or through American Depository Receipts (ADRs) are not subject to this limitation. ADRs are securities listed on American exchanges, but represent the shares of issuers domiciled in foreign countries.

Invest in securities that are commonly referred to as derivative securities.

Engage in short sales of securities.


The Fund may:

Invest in investment grade debt securities, money market instruments (including but not limited to, repurchase agreements and commercial paper), sweep accounts with a bank, or other short-term investments for the purpose of receiving a return on cash that has not been committed to the purchase of securities pursuant to the investment policies of the Fund. Debt obligations will be investment grade at the time of purchase, which consists of the four highest rating categories by Moody's Investors Services, Inc., Standard & Poor's Corporation, or other nationally recognized rating agencies. Unrated debt obligations may be purchased only if the security is deemed by the Adviser to be of comparable quality to instruments that are rated.

Invest in U.S. companies with substantial foreign operations. (Investments in companies with substantial foreign operations involve additional risks including local political and economic conditions, fluctuations in foreign currencies, operational risks, and withholding and other taxes.)

Risk Factors

Common stocks offer a way to invest for long-term appreciation of capital. However, economic growth in the U.S. and other developed countries is not constant and has been punctuated by periods of decline. During these periods share prices of even the best-managed corporations are subject to market risk and may decline in value. In addition, changes in investor psychology or trading by large institutional investors can result in significant fluctuations in the price of a corporation's stock. The Investment Advisor seeks to purchase the stock of well-managed companies. A stock is purchased when it's price represents good value based on available information; however, subsequent unanticipated events at the company or changes in the general economic outlook may still result in a price decline.

Portfolio Turnover

Turnover is calculated by dividing the lesser of purchases or sales of investment securities for a particular year by the monthly average value of investment securities owned by the fund during that same year. For purposes of this calculation, debt securities with maturities of less than 12 months from the date of investment are not included.

Investment decisions are based on the anticipated contribution a specific security may make to the Fund's objective rather than the rate of turnover in the Fund. Portfolio turnover may be higher or lower than funds with similar objectives. A high rate of turnover will result in higher expenses for the Fund related to brokerage commissions. It may also affect the level of capital gains realized by shareholders and the amount of taxes associated with those gains. Under normal circumstances, it is anticipated that the annual turnover rate of the Fund will be less than 50 percent.

Expenses

Wells Investment Services, Inc. pays all the expenses of Ensign Investors except custodian fees, brokerage, taxes, interest, fees and expenses of the noninterested person directors (including counsel fees) and extraordinary expenses. These expenses are paid out of the Fund's assets and are reflected in its share price. Expenses are not billed directly to shareholders or deducted from shareholder accounts.

All expenses paid by Wells Investment Services, Inc. include, but are not limited to, independent audit expenses, legal expenses, transfer agent and dividend disbursing agent expenses, costs of reports and notices to shareholders; fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund or for filing other corporate documents; selling, distribution and marketing expenses, and all other expenses except those noted above. Wells Investment Services, Inc. paid taxes that the Fund incurred in 1997 as a result of the Fund not qualifying as a Regulated Investment Company. It also paid taxes relating to the Fund's status as a personal holding company (see Dividends, Capital Gains, and Taxes). Wells will pay these taxes as long as they are required to be paid.

The Fund pays a management fee to its adviser, Wells Investment Services, Inc., for managing its investments and business affairs. The Advisory and Service Contract provides that, from time to time, the manager agrees to reimburse the fund for management fees and other expenses above a specified limit. The contract also stipulates that the manager will be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Any decreases in the funds expenses improve the Fund's overall performance. (See Investment Management). The management fee paid by the Fund may be higher than that paid by many other investment companies; however, many of these companies pay most of their own expenses, while most of the Fund's expenses, except as specified above, are paid by Wells Investment Services, Inc.

HOW TO INVEST IN ENSIGN INVESTORS VALUE FUND

Types of Accounts

General Accounts

Individual: The account is owned by one person.

Joint: The account has two or more owners.

Retirement Accounts

Individual Retirement Account (IRA):

IRAs allow anyone of legal age and under 70 1/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

Rollover IRAs

Retain special tax advantages for certain distributions from employer-sponsored retirement plans.

Simplified Employee Pension Plans (SEP-IRAs)

Provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh plan, but with fewer administrative requirements.

Gifts or Transfers to a Minor (UGMA, UTMA)

A custodial account that provides a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Which type of account you set up, UGMA OR UTMA, depends on the laws of the state where you reside.

Purchase of Shares

Shares of the Fund are sold on a continuous basis at the net asset value
(NAV) next determined after receipt of a new account application. Purchase requests received by 4 p.m. Eastern Time will be priced at that day's NAV; requests received after 4 p.m. will be priced at the next business day's NAV.

The NAV for the fund is calculated at 4 p.m. Eastern Time each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued on the basis of market quotations. Securities are valued at the last sale price on the exchange where they are traded. If no sale is reported, the latest bid price is used. Short-term debt securities are valued at either original cost or amortized cost, both of which approximate current market value.

Minimum Investments

General Accounts:

To open an account            $1,000
To add to an account              50
Minimum Balance                1,000

Retirement Accounts:

To open an account              $500
For a spousal account            500
To add to an account              50
Minimum Balance                  500
For a spousal account            500

Investing by Mail

Send your application and check or money order, made payable to Ensign Investors, Inc., to Ensign Investors, Inc. c/o Central Bank, Trust Department, P. O. Box 1488, Provo, Utah 84603. For additional investments by mail, please enclose your check with the return remittance portion of the confirmation of your previous investment. If the remittance slip is not available, indicate on your check or a separate piece of paper your name, address, and account number. Wells Investment Services, Inc. cannot accept funds for direct investment. Any applications or subsequent funds for investment that are sent directly to the Adviser will be returned to the investor.

Orders to purchase shares are effective on the day the Fund receives your check or money order. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted.

Investing by Wire

After opening your account by mail you may make subsequent investments in the Ensign Investors Value Fund by wiring funds. To do so:

(1) Instruct your bank to wire funds to Central Bank, Trust Dept., Provo, Utah; ABA 124300327; BNF Ensign Investors, Inc.; Account #51-70267-8.

(2) Please specify on the wire: a) your Fund account number, b) your name,
c) your address.

Wired funds are considered received the day they are deposited in the Fund's account, if they are deposited before the close of business of the New York Stock Exchange, usually 4 p.m. Eastern time.

Retirement Plan Accounts Individuals who receive compensation or earned income may establish their own tax-sheltered Individual Retirement Account
(IRA), even if they participate in a qualified retirement plan. A prototype IRA is available through the Fund.

Certain limitations on contributions and withdrawals apply to IRA accounts. A description of these limitations and an application are available upon request. The IRA packet contains a Disclosure Statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA.

Further Information

The Fund cannot accept investments specifying a certain price, date, or number of shares and will return these investments.

Once you have mailed or otherwise transmitted your investment instructions to the Fund it may not be modified or canceled.

All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. Purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the Fund.

The Fund does not accept telephone orders for purchase of shares.

Transactions in shares of the Fund may be executed by brokers or investment advisers who charge a fee for their services. These transactions may be made directly with Ensign Investors, Inc. without incurring such fees.

Ensign Investors reserves the right to suspend the offering of shares in the Fund.

Stock Certificates

In order to relieve the investor of responsibility for safekeeping and delivery of stock certificates, the Fund will not issue certificates. Instead, shares purchased are automatically credited to an account maintained for the investor on the books of the Fund. The investor will receive a statement showing the details of each transaction. These statements are important and should be retained as confirmation of shares owned and to help in determining your cost basis for tax purposes when you sell your shares.

Automatic Investment Plan

An easy way to work toward your financial goals is to invest money regularly. The Fund offers an Automatic Investment Plan that lets you transfer money into your fund account on a regular convenient basis. Under the plan an investor's designated bank or other financial institution debits a preauthorized amount on the investor's account monthly or quarterly and applies the amount to the purchase of Fund shares. A $15 fee will be imposed by the Fund if the investor's account has insufficient funds at the time of the automatic transaction.

While a regular investment plan provides an excellent way to invest for retirement or other long-term financial goals, it does not protect you against loss in a declining market. Certain restrictions apply for retirement accounts. See the retirement account application for further information.

Redemption of Shares

You may request redemption of some or all of your shares at any time. Shares requested for redemption will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated each business day at 4 p.m. Eastern time.

If you are selling some, but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for a retirement account).

When A Signature Guarantee is Required

Under certain circumstances your request for redemption must include a signature guarantee. This is to protect you and the Fund from fraud. A request for redemption should be in writing and accompanied by a signature guarantee in the following situations:

o You wish to redeem more than $10,000 worth of shares,

o Your account registration has been changed within the last 30 days,

o The check is being mailed to a different address than the one on your account, or

o The check is being made payable to someone other than the account owner.

When a signature guarantee is required, each signature must be guaranteed by a domestic bank, trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings association as defined by federal law. A notary public cannot provide a signature guarantee. The institution providing the signature guarantee must use a signature guarantee ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program.

Request for Redemption by Mail

Written instructions to redeem shares may be in one of the following forms:

  o A redemption form printed on the Fund's individual account statement.
  o A letter to Ensign Investors, Inc. giving:

          o the name of the account,
          o the account number,
          o the dollar amount or number of shares to be redeemed, and
          o the signature of each account holder (including signature guarantees, if necessary).


Unless otherwise instructed, the Fund will send a check to the record address. Mail your request to:

Ensign Investors, Inc.
c/o Central Bank, Trust Dept.
P. O. Box 1488
Provo, Utah 84603

If you are requesting that your funds be wired to another financial institution, the appropriate information to complete the transfer must be included in your redemption request.

Once mailed to the Fund, the redemption request is irrevocable and may not be modified or canceled.

Redemptions from Retirement Accounts

Retirement account owners should complete a retirement distribution form, which is available from the company.

Additional Information About Redemptions

Telephone requests for redemption of shares will not be accepted. During periods of drastic economic or market changes, your redemption request may be made by regular or express mail. Your request will be implemented at the net asset value next determined after your request, in good order, has been received by the Fund.

Redemptions specifying a certain date or price cannot be accepted and will be returned.

The Fund will mail payment for redemption within seven days after it receives proper instructions for redemption. However, the Fund will delay payment for up to 15 calendar days on redemptions of recent purchases made by check. This allows the Fund to verify that the check will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

To relieve the Fund of the cost of maintaining uneconomical accounts, the Fund reserves the right to redeem the shares held in any account if, at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account would fall below $1,000 ($500 for retirement accounts). Before such involuntary redemption would occur, the investor would be given at least 60 days written notice and, during that period, the investor could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value. Any such involuntary redemption would be at net asset value.

The right to redeem Fund shares will be suspended for any period during which the Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of portfolio securities or fairly to determine the net asset value.

Changing Your Address of Record

Changes in your address of record may be submitted to the Fund either in writing or by telephone. Because your address of record impacts all of our correspondence with you, it is critical that you notify the Fund promptly of any change of address. To protect you and the Fund, all transactions that meet the following criteria must be in writing, signed by each person in whose name the shares are owned, and all signatures must be guaranteed, requests to redeem shares:

     1. with a value of $10,000 or more,

     2. made within 30 days of our receipt of an address change (including requests that accompany an address change),

     3. where the proceeds will be mailed to a different address than the one on your account, and

     4. where the check is being made payable to someone other than the account owner.

Tax-Qualified Retirement Plans

The Fund is available for tax-deferred retirement plans. Call or write Ensign Investors to receive the appropriate forms for an Individual Retirement Account (IRA), or Simplified Employee Pension Plan (SEP-IRA).

Transferring a Retirement Account to the Fund

To transfer your existing tax-deferred plan to the Fund from another company or custodian call or write for a Request to Transfer form.

Shareholder Reports

The Fund will send you a statement with complete year-to-date information on activity in your account at the end of each quarter. In addition, you may request a statement on your account activity at any time. You will also receive a confirmation of transaction each time you invest or redeem shares. Please notify the Fund in writing if there is an error. If you do not provide notification of an error within 30 days of the date of your statement we will deem you to have ratified the transactions as recorded on the statement. State law governing the period of time that must elapse before you are considered to ratify your account statement may differ from the time frame adopted by the Fund.

In March of each year, Ensign Investors will send you an annual report that includes audited financial statements for the fiscal year ending December 31 and a list of securities in the Fund's portfolio on that date. In September of each year Ensign Investors will send you a semiannual report that includes unaudited financial statements for the six months ending the preceding June 30, and a list of securities in the portfolio on that date.

No later than January 31 of each year, the Fund will send you important information relating to your U.S. income tax return:

Form 1099-DIV Reports taxable distributions during the preceding year.

Form 1099-B Reports proceeds paid on redemptions during the preceding year.

Form 1099-R Reports distributions from IRA plans during the preceding year.

At such time as prescribed by law, Ensign Investors will send you a Form 5498, which reports contributions to your IRA for the previous year.

Ensign Investors prepares and mails to shareholders a new prospectus dated November 30 of each year.

Each year you will receive a notice of the annual meeting of shareholders and a proxy statement. Because your vote is important and is needed to conduct the annual meeting of shareholders, you are urged to return the proxy statement promptly. It is important that you notify Ensign Investors promptly of any change of address.

Determination of Net Asset Value (NAV)

NAV is the value of a single share of the Fund's stock. NAV is calculated as of the close of business (normally 4 p. m. Eastern time) each day the New York Stock Exchange (NYSE) is open.

NAV is determined by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. Investment orders and redemption requests will receive the share price next determined after receipt of the request by the Fund. Investment and transaction instructions received by the Fund prior to the close of business on the NYSE (normally 4 p.m. Eastern time) will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

Valuation of Investments

The Fund's assets are valued on the basis of market quotations. Securities are valued at the last sale price on the exchange where they are traded. If no sale is reported, the latest bid price is used. Short-term debt securities are valued at either original cost or amortized cost, both of which approximate current market value.

Information About NAV

NAV may be obtained by calling Wells Investment Services, Inc. at (801) 253-9647. NAV will also be recorded on any confirmation of transaction report you receive each time you invest or redeem shares.

Dividends, Capital Gains Distributions, and Taxes

In addition to any increase in the value of shares, which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains. Distributions from investment income and from net profits realized on the sale of securities, if any, will be declared annually on or before December 31.

The objective of the Fund is capital appreciation and not the production of income for distribution. You may measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

Distributions will be reinvested in the Fund unless you elect to receive them in cash. Distributions on shares held in IRA accounts must be reinvested unless you are 59 1/2 years old or are permanently and totally disabled. Distribution checks are normally mailed within seven days after the record date. The Fund's Custodian, Central Bank, acts as the disbursing agent for dividends and capital gains.

As with any investment, you should consider what affect taxes will have on your gains or losses in the Fund. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Distributions are subject to federal income tax, and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in the Fund, even if the value of your shares in the Fund is below your cost.

The Fund intends beginning in 1999 to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the Code). Such qualification generally relieves the Fund of any liability for federal income tax to the extent that its earnings and net realized capital gains are distributed to shareholders in accordance with the Code. Qualification as a regulated investment company under the Code requires, among other things that the Fund distribute to its shareholders an amount equal to at least 90 percent of its investment company taxable income for each taxable year. The Fund's investment company taxable income will be its income (including dividends and interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. In addition, the Fund must meet certain tests regarding the nature of its investments and the types of its income including, among other things, limiting its investments so that, at the close of each quarter of its taxable year (1) with respect to 50 percent of the market value of its total assets, not more than 5 percent of the market value of its total assets will be invested in the securities of any single issuer, and the Fund will not own more than 10 percent of the outstanding voting securities of any single issuer and (2) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of any single issuer.

Income and short-term capital gains of the Fund are distributed as dividends and taxed as ordinary income for federal tax purposes. Long-term capital gain distributions are taxed as long-term capital gains. In January of each year, the Fund must send you and the IRS a statement displaying the type of tax distributions paid to you in the previous year.

Taxes may be imposed on the Fund and its investments by foreign governments, which will reduce the Fund's distributions. However, an offsetting tax credit may be available to you if you meet certain holding period requirements. If you do not meet these holding period requirements, a deduction for certain foreign taxes may still be available to you. The tax statement you receive from the Fund will show more taxable income or capital gains than the Fund actually distributed and will also indicate any available offsetting credit or deduction.

By January 31 of the year following the distribution, the Fund will send you a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You will also receive a complete transaction history every February for the previous year. It is up to you or your tax preparer to determine whether any sale resulted in a capital gain or loss and what affect this will have on your taxes to be paid. Please keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gain or loss.

If you have not complied with certain requirements of the Internal Revenue Code, the Fund is required by federal law to withhold and remit to the IRS 31 percent of the reportable payments (which may include dividends, capital gains distributions, and redemptions). Those regulations require you to certify that the social security number or tax identification number you provide is correct and that you are not subject to 31 percent withholding for previously under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by the Fund that omit your social security number or tax identification number will subject the Fund to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

MANAGEMENT OF THE COMPANY

Charter

Ensign Investors, Inc. is a mutual fund with a single series of stock entitled Ensign Investors Value Fund. A mutual fund pools shareholders' money and invests it toward a specific objective. In more technical terms, the company is an open-end diversified no-load management investment company organized under the laws of the State of Utah on August 28, 1996.

Ensign Investors is governed by a Board of Directors which is responsible for protecting shareholder interests.

The Board consists of three directors who are elected each year and serve for one-year terms or until their successors are elected and qualified. The directors are experienced professionals who meet throughout the year to oversee the Fund's activities, review contractual arrangements with service providers to the Fund, and review the Fund's performance.

Investment Management

Acting pursuant to an Advisory and Service Contract agreement entered into with Ensign Investors, Wells Investment Services, Inc. acts as investment manager for the Fund. The Manager's principal place of business is 9921 S. Treasure Circle, South Jordan, Utah 84095.

Wells Investment Services supervises and manages the Fund's investment portfolio and directs the purchase and sale of investment securities within the investment parameters established by the Board of Directors, as outlined in this Prospectus and the SAI. Stanley Wells is the president of the Manager and manages the Fund. Prior to forming the Manager, Mr. Wells worked for eleven years as a Safety and Soundness Examiner for the Federal Reserve Bank of San Francisco, conducting financial and regulatory reviews of bank holding companies and banks, and credit quality reviews of banks' loan portfolios. Although Mr. Wells has extensive experience as a financial analyst, he has no previous experience advising a mutual fund.

Mr. Wells and his spouse, Rebecca Wells jointly own 75 percent of Wells Investment Services and thus are deemed to control the Manager.

Under the Advisory and Service Contract, the Fund pays the Manager a monthly fee computed on the average daily net assets of the Fund at the annual rate of 1.0% of the average daily net assets of the Fund up to $50 million, plus 0.75% of the next $450 million, and 0.5% of the excess over $500 million.

The fee will be calculated daily and paid at the end of each month after services have been rendered. The Advisor has voluntarily agreed to limit total expenses to 1.5 percent of the Fund's average net assets computed on a daily basis.

Ensign Investors acts as transfer agent for the Fund's shares.

Additional Information About the Fund

Ensign Investors issues one series of shares, known as the Ensign Investors Value Fund, at a par value of $0.10 per share. Each share is entitled to one vote and fractional shares are entitled to a proportionate vote. Shares have non-cumulative voting rights, which means that the holders of more than 50 percent of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining less-than-fifty percent of the shares will not be able to elect any person or persons to the board of directors. As of December 31, 1997, Stanley
M. Wells owns either beneficially or of record 117,335.0 shares or 43.3 percent of the outstanding shares of the Fund; his wife, Rebecca S. Wells owns beneficially and of record 58,262.0 shares or 21.5 percent of the Fund.

The Fund reserves the right to change any of its policies, practices, and procedures described in this prospectus, including the statement of additional information, without shareholder approval except in those instances where, as described in the Prospectus and SAI, shareholders approval is expressly required.

Shareholder Inquires

All shareholder inquiries should be addressed to:

Ensign Investors, Inc.
9921 S. Treasure Circle
South Jordan, Utah 84095
(801) 253-9647

Officers and Directors

Stanley M. Wells, President and Director, Ensign Investors, Inc.

Jerry J. Ohrn, CPA, Controller, Sierra Forest Products, Inc., Director, Ensign Investors, Inc.

Jim M. Bagley, President and Owner Grace, Inc., Director, Ensign
Investors, Inc.

Rebecca S. Wells, Secretary, Ensign Investors, Inc.



Custodian and Disbursing Agent

All requests for purchase or redemption of shares should be addressed to the
Custodian:

Central Bank
Trust Dept.
P.O. Box 1488
Provo, Utah 84603

Independent Accountant

Tanner+Co.
Salt Lake City, Utah

                               ENSIGN INVESTORS, INC.
                          ENSIGN INVESTORS VALUE FUND
                        STATEMENT OF ADDITIONAL INFORMATION

                                November 30, 1998


     This Statement of Additional Information (SAI) contains information that may be of interest to investors, but is not included in the Prospectus of Ensign Investors Value Fund (the "Fund"), or which is merely summarized in the Prospectus. This Statement is not a prospectus. It relates to and should be read in conjunction with the Prospectus for the Fund. Investors may obtain a free copy of the Prospectus by request to Ensign Investors, Inc. 9921 S. Treasure Circle, South Jordan, Utah 84095, telephone (801) 253-9647.

           TABLE OF CONTENTS AND CROSS-REFERENCE SHEET TO THE PROSPECTUS

                                Page            Page in
                                Herein          Prospectus

General Information and History   1               3
Investment Objectives and
   Policies                       1               6
Fixed Income Securities ratings   3
Portfolio Turnover                3               7
Officers and Directors            4              16
Management                        5              15
Custodian                         6              16
Independent Accountant            6              16
Control Persons and Principal
   Holders of Securities          6              15
Investment Adviser                7              15
Brokerage Allocation              7
Purchase, Redemption, and
   Pricing of Securities          8               8
Tax Status                        8              13
Performance Advertising           8
Performance Comparisons           8
Permissible Advertising
   information                    8
Holidays                          9
Financial Statements (See Annual Report)


General Information and History

Ensign Investors, Inc. (Ensign Investors) was incorporated on August 28, 1996, under the laws of the State of Utah and has no prior operating history. The company was initially capitalized during the first quarter of 1997.

Investment Objectives and Policies

In achieving its objectives, the Fund must conform to certain fundamental policies that may not be changed without shareholder approval.

Within the restrictions outlined herein, the Fund has broad powers with respect to investing funds or holding them uninvested. Management intends for the Fund to generally consist of common stocks. However, the investment manager may invest the Fund's assets in varying amounts in other instruments and in senior securities such as money market instruments, or other short-term investments, preferred stocks, and convertible issues, when such a course is deemed appropriate in order to attempt to attain its investment objectives.

The Fund will not:

1. Purchase, with respect to 75 percent of its total assets, securities of an issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5 percent of the value of the Fund's assets would be invested in the securities of that issuer.

2. Purchase more than 10 percent of any class of securities of any issuer.
All debt securities and all preferred stocks are each considered as one class.

3. Invest any of the Fund's assets in securities of issuers which with their predecessors have a record of less than three years continuous operation, and securities of issuers which are not readily marketable.

4. Make loans to others (except through the purchase of debt obligations in accordance with its investment objectives and policies).

5. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 5 percent of the value of its total assets, in order to meet redemption requests.

6. Make short sales of securities, purchase any security on margin, or write or call options.

7. Invest more than 25 percent of the value of its assets in any one industry.

8. Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or its Investment Adviser own beneficially more than 1/2 of one percent of the securities of such issuer and together own more than 5 percent of the securities of such issuer.

9. Invest for the purpose of exercising control or management of another issuer.

10. Invest in commodities or commodity futures contracts or in real estate mortgage loans, although it may invest up to 5 percent in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

11. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

12. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

13. Issue senior securities as defined in the Investment Company Act of 1940.

14. Invest any of the Fund's assets in securities restricted as to disposition under federal securities laws.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of net assets will not be considered a violation except the investment restriction on borrowing money.

The Investment Company Act imposes certain additional restrictions upon acquisition by the Fund of securities issued by insurance companies, brokers, dealers, underwriters, or investment advisers, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership. Neither the Securities and Exchange Commission nor any other agency of the federal government participates in or supervises the corporation's management or its investment practices or policies.

Fixed Income Securities Ratings

As described in the prospectus the Fund may, at any given time, have investments in short-term fixed income securities. However, those investments are subject to certain credit quality restrictions. The following is a description of the rating categories referenced in the prospectus.

Commercial paper rated A-1 by S&P indicated that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 or P-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. Issuers rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 or P-2 are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree.

Portfolio Turnover

It is management's intention to seek for securities that have the potential to meet the Fund's objectives over long periods of time. However, management will sell a security without regard to the length of time the security has been held if management believes that it is not fulfilling its purpose, either because, among other things, it did not live up to management's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company, industry, or general economic conditions, or because of some combination of such reasons.

Officers and Directors

Ensign Investors, Inc. was incorporated on August 28, 1996, under the laws of the State of Utah and has no prior operating history.

The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with Wells Investment Services, Inc. are listed below. The business address of each director and officer is 9921 S. Treasure Circle, South Jordan, Utah 84095. Those persons who are "interested persons" as defined in the Investment Company Act are indicated by an asterisk (*).

Stanley M. Wells, * director, and president Ensign Investors, Inc.; director, president, and controlling shareholder of Wells Investment Services, Inc.; formerly Safety and Soundness Examiner, Federal Reserve Bank of San Francisco (11 years).

Jerry J. Ohrn, CPA, director Ensign Investors, Inc.; controller Sierra Forest Products, Inc.; prior corporate controller Snowbird Ski Resort; and senior supervising accountant KPMG Peat Marwick.

Jim M. Bagley, director Ensign Investors, Inc., President and Owner, Grace, Inc. (wooden frames), prior appraiser for Bagley Appraisal Company.

Rebecca S. Wells, * Secretary Ensign Investors, Inc.; director, secretary, and controlling shareholder Wells Investment Services, Inc.; educator (15 years).

Mr. and Mrs. Wells are husband and wife and jointly own 75 percent of the voting stock of Wells Investment Services, Inc. (WIS). For the services provided to the Fund, WIS receives an annual fee of one percent of the average net assets of the Fund. Following the first business day of each month, the Fund pays the management fee to WIS for the previous month at the specified rate. The fee is calculated by multiplying the applicable fee amount by the aggregate average daily closing value of the fund during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator which is 365 (366 in leap years).

The management fees paid by the fund to WIS may be higher than that paid by many other investment companies; however, most if not all such companies also pay many of their own expenses, while most of the Fund's expenses, (except as specified under the heading "Expenses" above), including all promotional expenses for the Fund are paid by WIS.

Each director who is an "interested person" as defined in the Investment Company Act serves as a member of the board without remuneration.

                             Position(s) Held with
Name and Age                 Registrant               Principal Occupation(s)
                                                      During Past 5 years
________________________________________________________________________________

*Stanley M. Wells  (46)     Director, President       Safety and Soundness
                                                      Examiner for the Federal
                                                      Reserve Bank of San
                                                      Francisco
                              4

Jerry J. Ohrn (39)          Director                  Controller Sierra Forest
                                                      Products, Inc., prior
                                                      corporate controller
                                                      Snowbird Ski Resort

Jim M. Bagley (41)          Director                  President and Owner Grace
                                                      Company (quilting
                                                      frames), prior
                                                      appraiser for Bagley
                                                      Appraisal Company

Rebecca S. Wells (42)      Secretary                  Educator, Jordan School
                                                      District


                                  COMPENSATION TABLE ***
________________________________________________________________________________
Name of Person,          Aggregate         Pension or       Estimated Annual       Total
Position                Compensation       Retirement         Benefits Upon      Compensation
                       From Registrant  Benefits Accrued        Retirement      From Registrant
                                         As Part of Fund                        and Fund Complex
                                             Expenses                           Paid to Directors
________________________________________________________________________________________________________


Stanley M. Wells *          0                   0                      0                0
President

Jerry J. Ohrn**             0                   0                      0                0
Director

Jim M. Bagley **            0                   0                      0                0
Director

Rebecca S. Wells *          0                   0                      0                0
Secretary

*  Interested persons are compensated by Wells Investment Services, Inc.

** The noninterested person Directors elected to take no compensation until the Fund has reached net assets of at least $1 million. At that time, Directors' compensation will be reconsidered.

*** Compensation figures are for the period from inception to December 31, 1997.

Management

A description of the responsibilities and method of compensation of the Funds' investment manager, Wells Investment Services, Inc., appears in the prospectus under the caption, "Investment Management."

The Advisory and Service contract shall continue in effect until the earlier of the expiration of two years from the date of its execution, or until the first meeting of shareholders following such execution, and for as long thereafter as its continuance is specifically approved at least annually by the board of directors of Ensign Investors, Inc., or by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund.

The Advisory and Service Contract provides that it may be terminated at any time without payment of any penalty by the board of directors of Ensign Investors, or by a vote of a majority of the Fund's outstanding voting securities on 60 days written notice to Wells Investment Services, Inc., and that it shall be automatically terminated if it is assigned.

The Advisory and Service Contract also provides that Wells Investment Services, Inc. shall not be liable to Ensign Investors or the Fund's shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

The management agreement also provides that Wells Investment Services and its officers, directors, and employees may engage in other business, devote time and attention to any other business whether of similar or dissimilar nature, and render services to others.

Custodian

Central Bank, Trust Dept., P. O. Box 1488, Provo, Utah 84603, serves as custodian of the Fund's assets. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. In addition to the custodian, securities are held in the name of the custodian on behalf of the Fund with selected brokerage firms. The custodian also acts as dividend disbursing agent for the Fund.

Independent Accountant

Tanner & Co., 675 E. 500 S., Salt Lake City, Utah 84102, serves as independent accountant to Ensign Investors, providing services including (1) audit of annual financial statements, (2) review of the Fund's annual federal income tax return, and (3) assistance and consultation in connection with SEC filings.

Capital Stock

The Fund's capital stock is described in the prospectus under the caption "Additional Information About the Fund." All shares have equal redemption rights. Each share, when issued, is fully paid and nonassessable. Each share is entitled to one vote on all questions presented to shareholders.

Ensign Investors may in the future issue additional series of shares without a vote of shareholders.

In the event of complete liquidation or dissolution of Ensign Investors, shareholders shall be entitled to receive, pro rata, all of the assets less the liabilities of the Fund.

Control Persons and Principal Holders of Securities

The following persons as of December 31, 1997, own of record and beneficially, in amounts stated after their names, 25 percent or more of the Fund's out-standing securities. As of the same date, the following persons owned of record and beneficially, in amounts stated after their names, 5 percent or more of the Fund's out-standing securities:


Name and Address                              Number of Shares     Percentage

Stanley M. Wells                                 117,335.0  1/           43.3
South Jordan, Utah

Rebecca S. Wells                                  58,262.0               21.5
South Jordan, Utah

Allyn Grosjean                                    51,138.6               18.9
Sandy, Utah

Stephen K Benson                                  29,137.5               10.8
Riverton, Utah

1/ Mr. Wells holds 10,469.6 shares in Uniform Gift to Minors accounts for his dependent children.

The officers and directors of the Fund own, as a group, own 180,643.2 shares or 66.7 percent of the outstanding voting securities of the Fund.

Investment Adviser

The Fund's investment adviser, Wells Investment Services, Inc., is controlled by Stanley M. Wells and Rebecca S. Wells who as of this filing jointly owned 75 percent of its voting securities. Mr. and Mrs. Wells are affiliated persons of the Adviser and the Fund. Mr. Wells is president and director and Mrs. Wells is secretary of both entities.

Under an Advisory and Service Contract dated October 27, 1998, the Adviser provides the Fund with investment advisory services, office space, and personnel. Under the contract, the Adviser pays the salaries and fees of the Fund's officers and directors who are interested persons of the Adviser and all clerical expenses relating to the Fund's investments.

On March 6, 1997, the Fund's Board of Directors approved an Agency Agreement with the Adviser, under which the Adviser would act as stock registrar, and transfer agent.

Brokerage Allocation

Placement of the Fund's orders to buy and sell portfolio securities is the responsibility of the Adviser. Such decisions are made for the Adviser by its president, Stanley M. Wells. Policies underlying the allocation of brokerage are subject to review by the Fund's Board of Directors. In the allocation of such orders and the resulting commissions, the following factors are considered:

The services furnished by the broker in providing price quotations or publications which are not available for cash;

The allocation to the Fund of desired underwritten securities;

The part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention and providing information, research, (e.g., published reports) and analysis with respect thereto;

Rates of commission

As permitted by Section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers or dealers for effecting securities transactions may exceed the amount of commission which another broker or dealer would have charged for effecting such transactions, if the Adviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker or dealer. The Adviser's authority to incur such fees is subject to policy review by the Fund's Board of Directors.

Purchase, Redemption, and Pricing of Securities

The pricing of the Fund's shares for purchase and redemption is described in the Fund's Prospectus. (See "Determination of Net Asset Value.") Shares are offered to the public at the Net Asset Value as set forth in the Prospectus, pursuant to written application as specified in the Prospectus. (See "Purchase of shares.")

Tax Status

The Fund intends to qualify under Subchapter M of the Internal Revenue Code (26 U.S.C. 851-856). However, the Fund does not qualify under Subchapter M, for the years 1997 or 1998, because it has not completed the registration process with the Securities and Exchange Commission. Furthermore, at this time, the Fund is considered to be a personal holding company (PHC) because five or fewer persons own more that 50 percent of its outstanding stock. As a PHC, the Fund is subject to a special tax in addition to the regular corporate income tax. The additional tax is 50 percent of the "undistributed personal holding company income." The Fund intends to distribute over 90 percent of personal holding company income and therefore expects the additional tax to have minimal impact on the Fund's overall performance.

Performance Advertising

Fund performance may be compared to various indices including the Standard & Poor's 500 index and the Dow Jones Industrial Average. The Fund's performance will be measured over one-, five-, and 10- year periods, and since inception. Average annual total return will be calculated by determining the Fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions.

The Fund may also advertise average annual return over periods of time other than one, five, and 10 years, and cumulative total return over various time periods.

Performance Comparisons

Investors may judge the performance of the Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives.

Permissible Advertising Information

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From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentation of statistical data to supplement such discussions; (4) description of the Fund's investment strategy; (5) comparisons of investment products with relevant market or industry indices or other appropriate benchmarks, and (6) discussions of fund rankings or ratings by recognized rating organizations.

Holidays

The Fund does not determine the net asset value of its shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays, and on specific holidays, namely New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Financial Statements

See the Fund's annual report.

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